B 5 (Official Form 5) (12/07)

UNITED STATES BANKRUPTCY COURT Southern District of Indiana	INVOLUNTARY PETITION

IN RE (Name of Debtor – If Individual: Last, First, Middle) VHGI Holdings, Inc.	ALL OTHER NAMES used by debtor in the last 8 years (Include married, maiden, and trade names.)
Last four digits of Social-Security or other Individual's Tax-I.D. No./Complete EIN (If more than one, state all.): 75-2276137	
STREET ADDRESS OF DEBTOR (No. and street, city, state, and zip code) 103 N. Court St. Sullivan, IN 47882 COUNTY OF RESIDENCE OR PRINCIPAL PLACE OF BUSINESS Sullivan ZIP CODE 47882	MAILING ADDRESS OF DEBTOR (If different from street address) Same ZIP CODE

LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR (If different from previously listed addresses)

CHAPTER OF BANKRUPTCY CODE UNDER WHICH PETITION IS FILED

☐ Chapter 7 ☐ Chapter 11

INFORMATION REGARDING DEBTOR (Check applicable boxes)

Nature of Debts (Check one box.)	**Type of Debtor** (Form of Organization)	**Nature of Business** (Check one box.)
Petitioners believe: ☐ Debts are primarily consumer debts ✔ Debts are primarily business debts	☐ Individual (Includes Joint Debtor) ✔ Corporation (Includes LLC and LLP) ☐ Partnership ☐ Other (If debtor is not one of the above entities, check this box and state type of entity below.) __________	☐ Health Care Business ☐ Single Asset Real Estate as defined in 11 U.S.C. § 101(51)(B) ☐ Railroad ☐ Stockbroker ☐ Commodity Broker ☐ Clearing Bank ✔ Other

VENUE	**FILING FEE** (Check one box)
✔ Debtor has been domiciled or has had a residence, principal place of business, or principal assets in the District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District. ✔ A bankruptcy case concerning debtor's affiliate, general partner or partnership is pending in this District.	✔ Full Filing Fee attached ☐ Petitioner is a child support creditor or its representative, and the form specified in § 304(g) of the Bankruptcy Reform Act of 1994 is attached. *[If a child support creditor or its representative is a petitioner, and if the petitioner files the form specified in § 304(g) of the Bankruptcy Reform Act of 1994, no fee is required.]*

PENDING BANKRUPTCY CASE FILED BY OR AGAINST ANY PARTNER OR AFFILIATE OF THIS DEBTOR (Report information for any additional cases on attached sheets.)

Name of Debtor	Case Number	Date
Lily Group, Inc.	13-81073-FJO-11	09/23/2013
Relationship	**District**	**Judge**
Subsidiary	Southern District of Indiana	Frank J. Otte

ALLEGATIONS (Check applicable boxes)	COURT USE ONLY
1. ✔ Petitioner (s) are eligible to file this petition pursuant to 11 U.S.C. § 303 (b). 2. ✔ The debtor is a person against whom an order for relief may be entered under title 11 of the United States Code. 3.a. ✔ The debtor is generally not paying such debtor's debts as they become due, unless such debts are the subject of a bona fide dispute as to liability or amount; or b. ☐ Within 120 days preceding the filing of this petition, a custodian, other than a trustee receiver, or agent appointed or authorized to take charge of less than substantially all of the property of the debtor for the purpose of enforcing a lien against such property, was appointed or took possession.	

B 5 (Official Form 5) (12/07) – Page 2

Name of Debtor VHGI Holdings, Inc.

Case No.

TRANSFER OF CLAIM

☐ Check this box if there has been a transfer of any claim against the debtor by or to any petitioner. Attach all documents that evidence the transfer and any statements that are required under Bankruptcy Rule 1003(a).

REQUEST FOR RELIEF

Petitioner(s) request that an order for relief be entered against the debtor under the chapter of title 11, United States Code, specified in this petition. If any petitioner is a foreign representative appointed in a foreign proceeding, a certified copy of the order of the court granting recognition is attached.

Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge, information, and belief.

x /s/ Steven Wallitt
Signature of Petitioner or Representative (State title)
Steven Wallitt — 01/07/2014
Name of Petitioner — Date Signed
Name & Mailing Address of Individual Signing in Representative Capacity: Steven Wallitt, 12 Abby Dr., Lawrenceville, NJ 08648

x /s/ Robert D. McMahan — 01/07/2014
Signature of Attorney — Date
McMahan Law Firm
Name of Attorney Firm (If any)
PO Box 3105, Terre Haute, IN 47803
Address
(812) 235-2800
Telephone No.

x /s/ Lawrence Brockman
Signature of Petitioner or Representative (State title)
Lawrence Brockman — 01/07/2014
Name of Petitioner — Date Signed
Name & Mailing Address of Individual Signing in Representative Capacity: Lawrence Brockman, 9025 Wilshire Blvd, #307, Beverly Hills, CA 90211

x /s/ Robert D. McMahan — 01/07/2014
Signature of Attorney — Date
McMahan Law Firm
Name of Attorney Firm (If any)
PO Box 3105, Terre Haute, IN 47803
Address
(812) 235-2800
Telephone No.

x /s/ Laura Simon
Signature of Petitioner or Representative (State title)
Laura Simon — 01/07/2014
Name of Petitioner — Date Signed
Name & Mailing Address of Individual Signing in Representative Capacity: Laura Simon, 6631 NW 25th Ave., Boca Raton, FL 33496

x /s/ Robert D. McMahan — 01/07/2014
Signature of Attorney — Date
McMahan Law Firm
Name of Attorney Firm (If any)
PO Box 3105, Terre Haute, IN 47803
Address
(812) 235-2800
Telephone No.

PETITIONING CREDITORS

Name and Address of Petitioner	Nature of Claim	Amount of Claim
Steven Wallitt, 12 Abby Dr., Lawrenceville, NJ 08648	Unsecured claim	100,000.00
Lawrence Brockman, 9025 Wilshire Blvd #307, Beverly Hills CA 90211	Unsecured claim	77,500.00
Laura Simon, 6631 NW 25th Ave., Boca Raton, FL 33496	Unsecured claim	50,000.00
Note: If there are more than three petitioners, attach additional sheets with the statement under penalty of perjury, each petitioner's signature under the statement and the name of attorney and petitioning creditor information in the format above.		Total Amount of Petitioners' Claims 252,500.00

1 continuation sheets attached

Name of Debtor: VHGI Holdings, Inc.
Case No.: ______________

Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge, information, and belief.

/s/ Ed Dupcak
Ed Dupcak Date: 01/07/2014

Ed Dupcak
74 Tarragon Lane
Edgewater, MD 21037

/s/ Robert D. McMahan
Date: 01/07/2014
McMahan Law Firm
PO Box 3105, Terre Haute, IN 47802
Phone: (812) 238-9486

PETITIONING CREDITORS CONTINUED

Ed Dupcak, 74 Tarragon Lane, Edgewater, MD 21037	Unsecured Claim	25,000.00